LITMAN GREGORY FUNDS TRUST

iMGP Dolan McEniry Corporate Bond Fund (the “Fund”)

Supplement dated August 18, 2025 to the Summary Prospectus of the Litman Gregory Funds Trust, dated April 29, 2025

Notice to Existing and Prospective Shareholders:

Effective July 1, 2025, Schaffer Degen is no longer a Portfolio Manager of the iMGP Dolan McEniry Corporate Bond Fund. All references to Mr. Degen with respect to the Fund are hereby removed from the Summary Prospectus.

Please keep this Supplement with your Summary Prospectus.